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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                               September 18, 1995





                                NBD BANCORP, INC.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                           1-7127             38-1984850
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(State or other jurisdiction          (Commission          (I.R.S Employer
of incorporation)                      File Number)        Identification No.)


                  611 Woodward Avenue, Detroit, Michigan  48226

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Registrant's telephone number, including area code: (313) 225-1000


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Item 4.  Change in Registrant's Certifying Accountant
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As reported in Registrant's From 8-K dated July 19, 1995, NBD Bancorp, Inc.
(NBD) entered into an Agreement and Plan of Merger dated as of July 11, 1995 with First Chicago Corporation (FCC) whereby NBD and FCC would combine in a "Merger of Equals." It has been recognized during the transition that certain efficiencies and cost savings may be gained from the immediate selection of the independent accountant who will be responsible for the audit of the financial statements of the combined companies. To effectuate these results, on September 18, 1995, the Board of Directors of NBD authorized the Registrant to change its certified public accountants from Deloitte & Touche LLP to Arthur Andersen LLP, which currently serves as the independent public accountants for FCC. The change was effective immediately; Arthur Andersen LLP will audit the Registrant's consolidated financial statements for the year ending December 31, 1995.

The Deloitte & Touche LLP audit report on the consolidated financial statements of NBD for the years ended December 31, 1993 and 1994, respectively, did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1994 and the interim period preceding the change of independent accounts, there were no disagreements between the Registrant and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Nor did Deloitte & Touche LLP advise the Registrant of any reportable events during the aforementioned time periods.


Item 7.  Financial Statements and Exhibits
------   ---------------------------------

             The following documents are filed as a part of this Report:

             Financial Statements:

                 None.

             Exhibit:

                 (16) Letter from Deloitte & Touche LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        NBD Bancorp, Inc.



                                        By:  /s/ Daniel T. Lis
                                             -------------------------
                                             Daniel T. Lis
                                             Senior Vice President and
                                             Secretary






Dated:   September 21, 1995